SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2009

MEDZED, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-148719	26-0641585
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

(Address of principal executive offices)

(303) 217-4556

(Registrant’s Telephone Number)

7900 East Union Avenue

Suite 1100

Denver, Colorado 80237

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Medzed, Inc.

Form 8-K

Current Report

Item 3.02

Unregistered Sales of Equity Securities

The following table sets forth, as of December 7, 2009, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 2,500,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Directors and Officers:
Gloria Ramirez-Martinez 6100 Neil Road, Suite 500 Reno, NV 89511	1,400,000	56%
All executive officers and directors as a group (1 person)	1,400,000	56%

(1)

Gloria Ramirez-Martinez, a resident of Mexico, acquired these shares on December 3, 2009 in a private transaction from Dan MacLean, our former sole officer and director. Mr. MacLean is still the record holder of 100,000 shares of the Registrant's common stock.

Item 5.01

Changes in Control of Registrant

The information set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of the Registrant took the following actions by unanimous written consent on December 3, 2009: Mr. Dan MacLean resigned from all positions with the Registrant, including Chief Executive Officer/President, Chief Financial Officer/Treasurer, Secretary and Director and, as his final act as the sole member of the Company’s Board of Directors, Mr. MacLean appointed Ms. Gloria Ramirez-Martinez as the Company’s Chief Executive Officer/President, Chief Financial Officer/Treasurer, Secretary and Director. Ms. Ramirez-Martinez accepted such appointments. Mr. MacLean informed the Company that his decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The biography for Ms. Ramirez- Martinez is set forth below:

Lic. Gloria Ramirez-Martinez has over 8 years of experience in international trade. She has overseen all aspects of the import/export business from client services to logistics. She started her career in 1999 as a programmer working for a major appliance distributor in Mexico. Ms. Ramirez Martinez graduated with a degree in Business Administration from the Institute of Technology of Celaya (Mexico) in 1999. Since 2007, she has been working for GKN Driveline as Materials Planner. From 2001-2007, she worked for Hutchison Autopartes Mexico as Production Assistant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 7, 2009	Medzed, Inc.

By: /s/ Gloria Ramirez-Martinez
Gloria Ramirez-Martinez
President

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